TRANSPARENT VALUE TRUST

SUPPLEMENT DATED JULY 1, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED JANUARY 28, 2015

The Transparent Value Directional Allocation Fund (the “TV Allocation Fund”) was initially classified as a non-diversified investment company for purposes of the Investment Company Act of 1940, as amended.  As a result of ongoing operations, the TV Allocation Fund has become a diversified company.  The TV Allocation Fund may not resume operating as a non-diversified company without first obtaining shareholder approval.

As a result, the following paragraphs replace in their entirety the sixth and seventh paragraphs on page 12 of SAI, included in the subsection entitled “Fundamental Policies” under the “Investment Limitations” section:

In addition, the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the TV LgCap Value Fund and the TV Allocation Fund may:

1.

Purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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            PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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